Exhibit 12(c)

                               906 Certification

                                                                  June 30, 2003



Securities and Exchange Commission
450 Fifth Street, N.W
Washington, D.C. 20549

Ladies and Gentlemen:

     The certification set forth below is being submitted to the Securities and Exchange Commission solely for the purpose of complying with Section 1350 of Chapter 63 of Title 18 of the United States Code. This certification is not to be deemed filed pursuant to the Securities Exchange Act of 1934 and does not constitute a part of the Annual Report on Form 20-F (the "Report") accompanying this letter.

     Jason C.S. Chang, the Chief Executive Officer and Joseph Tung, the Chief Financial Officer of Advanced Semiconductor Engineering, Inc., each certifies that, to the best of his knowledge:

     1. the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Advanced Semiconductor Engineering, Inc.



                                               /s/ Jason C.S. Chang
                                              ----------------------------------
                                               Name:  Jason C.S. Chang
                                               Title: Chief Executive Officer






                                               /s/ Joseph Tung
                                              ----------------------------------
                                               Name:  Joseph Tung
                                               Title: Chief Financial Officer






A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signatures that appear in typed form within the electronic version of this written statement required by Section 906, has been provided to Advanced Semiconductor Engineering , Inc. and will be retained by Advanced Semiconductor Engineering, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.



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